exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON Corporation HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON Corporation IF PUBLICLY DISCLOSED.

CHANGE ORDER #1

Client Name:	GERON Corporation
Drug Name or Number:	Imetelstat
Protocol Number:	63935937MDS3001
Parexel Project Number:	[***]
Change Order Number:	1
Change Order Date:	June 19, 2019
Parexel Project Manager:	[***]

Parexel and Client signed a Work Order dated January 30, 2019.  The parties wish to amend said Work Order as applicable and hereby agree as follows:

1.	The items listed on Change in Scope Log #1, attached as Attachment 1 to this Change Order, dated June 19, 2019 shall be incorporated in said Work Order.
2.	The total contract value changes as follows:

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3.	Section 7 of the Work Order shall be replaced in its entirety with the following:

Parexel Key Personnel.  The following Parexel Key Personnel, as defined in Section 2.5 of the Agreement, are assigned to the Project covered by this Work Order:

Title	Name	Telephone Number	Email
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.

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4.	Section 8 of the Work Order shall be replaced in its entirety with the following:

Parexel Sub-Processors.  The following Parexel Sub-Processors, as defined in Attachment E of the Agreement, are assigned to the Project:

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.

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Any changes to Sub-Processors shall be made pursuant to Sections 7.4 and 7.5 of Attachment E.

5.	The Specifications and Assumptions Exhibit A in the Work Order shall be replaced in its entirety by Attachment 2 in this Change Order #1.
6.	The Task and Responsibility Exhibit B in the Work Order shall be replaced in its entirety by Attachment 3 in this Change Order #1.
7.	The Budget Grid Summary in Exhibit F in the Work Order shall be replaced in its entirety by Attachment 4 in this Change Order #1.
8.	The [***] Payment Schedule in Exhibit G in the Work Order shall be replaced in its entirety by Attachment 5 in this Change Order #1.

No term or condition other than the above shall be amended by this Change Order.

[Signatures on following page]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.

GERON Corporation	Parexel International (IRL) Limited
By: /s/ Andrew J. Grethlein	By: /s/ Mark Fives
Name: Andrew J. Grethlein, Ph.D.	Name: Mark Fives
Title: Executive Vice President and Chief Business Officer	Title: Senior Manager
Date: 19-Jun-2019	Date: 20-Jun-2019

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.

ATTACHMENT 1

CHANGE IN SCOPE LOG 1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.

CHANGE IN SCOPE LOG

Change In Scope Log

	Protocol No.	63935937MDS3001
	Client Name	GERON Corporation
	Parexel Project No.	[***]
	Project Manager	[***]
	CIS No.	1
	Date	19-June-2019

Item#	Date Requested and Requestor	CIS Task description	Service Fee (Contract Currency)	Investigator Fees	Pass Through Costs
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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.

Parexel Project #[***]

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.

Parexel Project #[***]

ATTACHMENT 2

SPECIFICATIONS AND ASSUMPTIONS

{7 pages omitted}

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.

Parexel Project #[***]

ATTACHMENT 3
TASKS & RESPONSIBILITIES

{21 pages omitted}

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.

Parexel Project #[***]

ATTACHMENT 4
Budget grid summary

Table 1 – Budget Grid Summary

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.

Parexel Project #[***]

ATTACHMENT 5
[***] PAYMENT SCHEDULE

{2 pages omitted}

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE GERON CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO GERON CORPORATION IF PUBLICLY DISCLOSED.